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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

Aon CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Randolph Street
Chicago, Illinois 60601
(Address of Principal Executive Offices)

(312) 381-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)—(b)    Not applicable.

    (c)    Exhibits:

Exhibit Number	Description of Exhibit
99.1	Statement under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.        Regulation FD Disclosure.

        On August 14, 2002, each of the Principal Executive Officer, Patrick G. Ryan, and the Principal Financial Officer, Harvey N. Medvin, of Aon Corporation submitted to the Securities and Exchange Commission a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460.

        A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	AON CORPORATION
	By:	/s/ R. I. SKILLING
	Name:	Raymond I. Skilling
	Its:	Executive Vice President and Chief Counsel

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EXHIBIT INDEX

        The following is a list of exhibits filed herewith.

Exhibit Number	Description of Exhibit
99.1	Statement under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX